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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 20, 2009

                           BLACKWATER MIDSTREAM CORP.
             (Exact name of registrant as specified in its charter)


            NEVADA                       000-51403                26-2590455
            ------                       ---------                ----------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

                   660 LABAUVE DRIVE
                      WESTWEGO, LA                                 70094
                      ------------                                 -----
        (Address of Principal Executive Offices)                 (Zip Code)

                                 (504) 340-3000
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

         On March 20, 2009 the Board of Directors of Blackwater Midstream Corp. (the "Company") approved an amendment to the Company's bylaws. The amendment allows for the annual meeting of the Corporation's stockholders to occur at such date as the Board of Directors shall decide, in its discretion. A copy of the Company's bylaws, as amended, are attached hereto as Exhibit 3.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


         (d) Exhibits.

EXHIBIT NO.       EXHIBIT DESCRIPTION
-----------       -------------------

     3.1          Bylaws of Blackwater Midstream Corp.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 24, 2009

                                           BLACKWATER MIDSTREAM CORP.
                                           a Nevada corporation



                                           By: /s/ Donald St. Pierre
                                               ---------------------------------
                                                   Donald St. Pierre
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.       EXHIBIT DESCRIPTION
-----------       -------------------
     3.1          Bylaws of Blackwater Midstream Corp.